UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On June 26, 2020, SmartStop Self Storage REIT, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results from the Annual Meeting.

Proposal 1 – Election of Directors

The following five individuals were elected to the Board to serve as directors until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

Director	Votes For	Votes Withheld
H. Michael Schwartz	28,167,110	1,691,654
Paula Mathews	28,185,170	1,673,594
Timothy S. Morris	28,137,415	1,721,349
David J. Mueller	28,175,536	1,683,228
Harold “Skip” Perry	28,161,497	1,697,268

Proposal 2 – Say on Pay

The approval, on a non-binding, advisory basis, of the compensation of the named executive officers was approved by the following vote:

Votes For	Votes Against	Votes Abstained
24,851,833	1,891,350	3,115,581

Proposal 3 – Say on Pay Frequency

The approval, on a non-binding, advisory basis, of the frequency of the future advisory votes on executive compensation received the following votes:

Every Year	Every Two Years	Every Three Years	Votes Abstained
10,278,485	13,165,712	1,998,911	4,415,656

Consistent with the stockholder voting results above and the recommendation of the Board as disclosed in the Company’s proxy statement for the Annual Meeting, the Board has determined to solicit a non-binding, advisory vote on the compensation of the Company’s named executive officers every two years until the next required stockholder vote on the frequency of such non-binding, advisory vote.

Proposal 4 – Ratification of the Appointment of BDO USA, LLP

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified by the stockholders by the following vote:

Votes For	Votes Against	Votes Abstained
27,630,168	308,853	1,919,743

*The vote numbers in the tables above are rounded to the nearest share.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: June 26, 2020	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer